UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 30, 2012

VIRTUAL PIGGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-152050	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA	90254
(Address of principal executive offices)	(Zip Code)

(310) 853-1949
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02           Unregistered Sales of Equity Securities.

On November 30, 2012, Virtual Piggy, Inc. (the “Company”) entered into securities purchase agreements with five accredited investors, pursuant to which the Company issued and sold an aggregate of 7,942,858 shares of the Company’s common stock at a purchase price of $0.70 per share in consideration of gross proceeds of $5,560,000.

The foregoing securities were sold to a limited number of accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder without payment of commissions to any person. The securities may not be transferred or sold absent registration under the Securities Act or the availability of an applicable exemption therefrom.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: November 30, 2012	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Secretary

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